UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 26, 2022

LEXARIA BIOSCIENCE CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52138	20-2000871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer IdentifiCAtion No.)

100 – 740 McCurdy Road, Kelowna, BC Canada	V1X 2P7
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (250) 765-6424

______________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share Warrants to Purchase Common Stock	LEXX LEXXW	The Nasdaq Capital Market The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Non-Material Licenses

Lexaria, through its wholly-owned subsidiary Lexaria Pharmaceutical Corp., (“Pharma”) entered into a Definitive Intellectual Property License Agreement (the “Pharma Agreement”) with AnodGen Bioceuticals (“AnodGen”) a company that is in the business of developing, manufacturing and selling intermediate powders consisting of certain active pharmaceutical ingredients (the “Powders”) for the purpose of being formulated into a product designated by a national regulator as a medical product, drug, cosmetic, nutraceutical, pharmaceutical or biopharmaceutical in Europe, including the United Kingdom, Australia and New Zealand (the “Territory”). The Pharma Agreement is the second license entered into with Pharma and provides AnodGen with non-exclusive rights, for a period of five (5) years, to utilize Lexaria’s patented DehydraTECH technology (the “Technology”) with Powders in the Territory. In consideration for the use of the Technology, AnodGen will pay an agreed upon royalty on the revenues received from the sale of the Technology infused Powders.

Investigational New Drug (“IND”) Application Progress

Lexaria has filed a pre-IND meeting request letter with the U.S. Food and Drug Administration (“FDA”) for the purposes of discussing the intended research program for the development of a DehydraTECH-enabled cannabidiol product for the treatment of hypertension. The FDA has responded to the request with a target date of July 30, 2022, and Lexaria anticipates, subject to the FDA’s feedback, that it will complete its ongoing IND-enabling development program thereafter with a view to IND filing in late 2022 or early 2023.

The pursuit of an IND application for DehydraTECH-CBD for the treatment of hypertension comes after the receipt of a growing body of evidence obtained from the completion of Lexaria’s HYPER-H21-1, HYPER-H21-2 and HYPER-H21-3 human clinical trials, that demonstrates the ability of DehydraTECH-CBD to reduce blood pressure in individuals with differing forms of hypertension. Concurrently with the pre-IND meeting request, Lexaria has been conducting its HYPER-H21-4 study to obtain additional data pertaining to the use of DehydraTECH-CBD to treat hypertension, namely 24-hour ambulatory blood pressure; vascular health including arterial stiffness and autonomic balance; electrocardiogram (“ECG”) analysis; brain structure and function through MRI testing; blood biomarkers (including lipids such as cholesterol and more); renal and hepatic analysis; sleep quality / daytime sleepiness / sleep disorders; actigraphy; geriatric depression scale; perceived stress; and Beck anxiety inventory.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXARIA BIOSCIENCE CORP.

Date: June 9, 2022	By:	/s/ Chris Bunka
Chris Bunka
CEO, Principal Executive Officer

3